WELLS FARGO FUNDS TRUST

Minnesota Intermediate Tax-Free Fund

Institutional Class

Supplement dated October 2, 2001 to the

Prospectus dated November 1, 2000 as

Supplemented March 5, 2001 and May 11, 2001

Effective at the close of business on October 31, 2001, the Minnesota Intermediate Tax-Free Fund is closed to new investments.

At its May 8, 2001 meeting, the Board of Trustees of Wells Fargo Funds Trust unanimously approved, and recommended that Fund shareholders approve, the merger of the Minnesota Intermediate Tax-Free Fund into the Minnesota Tax-Free Fund. Shareholders of the Minnesota Intermediate Tax-Free Fund having the authority to vote proxies as of the record date designated by the Board of Trustees were sent proxy materials describing the proposed merger and notice of a Special Meeting of Shareholders which was held on September 27, 2001. The merger was approved by Fund shareholders at the Special Meeting, and Minnesota Intermediate Tax-Free Fund shareholders will receive shares of the Minnesota Tax-Free Fund, equal in value to their Minnesota Intermediate Tax-Free Fund shares, in a tax-free reorganization. The merger is expected to occur at the close of business on November 16, 2001.